FINANCIAL RISK MANAGEMENT (Tables)	12 Months Ended
Dec. 29, 2024
Trade and other current receivables [abstract]
Disclosure of credit risk exposure [text block]
In determining its allowance for expected credit losses, the Company applies the simplified approach per IFRS 9, Financial Instruments, and calculates expected credit losses based on lifetime expected credit losses. The Company uses a provision matrix, which segregates its customers by their economic characteristics and allocates expected credit loss rates based on days past due of its trade receivables. Expected credit loss rates are based on the Company’s historical credit loss experience, adjusted for forward-looking factors of the economic environment.
The Company’s exposure to credit risk for trade accounts receivable by geographic area was as follows as at:

	December 29, 2024	December 31, 2023

Trade accounts receivable by geographic area:
United States	$463,008	$355,521
Canada	29,242	19,672
Europe and other	50,109	37,305
Total trade accounts receivable	$542,359	$412,498
The following tables provide an indication of the Company’s significant foreign currency exposures included in the consolidated statements of financial position as at December 29, 2024 arising from financial instruments:

			December 29, 2024
(in U.S. $ millions)	CAD	GBP	EUR	AUD	MXN	CNY	BDT

Cash and cash equivalents	$2.7	$—	$6.2	$1.2	$3.9	$2.5	$8.5
Trade accounts receivable	27.7	—	24.6	3.5	5.6	0.4	—
Prepaid expenses, deposits and other current assets	—	—	0.4	0.2	0.1	0.2	6.6
Accounts payable and accrued liabilities	(10.4)	—	(14.8)	(1.0)	(2.1)	(0.5)	(15.5)
1) The Company is not exposed to foreign exchange gains or losses on its Senior unsecured Canadian notes and related interest payments, as the Company has entered into foreign exchange cross-currency swap contracts to hedge the exposure on the principal amount and interest payments.

Based on the Company’s foreign currency exposures arising from financial instruments noted above, and the impact of outstanding derivative financial instruments designated as effective hedging instruments, varying the foreign exchange rates to reflect a 5 percent strengthening of the U.S. dollar would have (decreased) increased earnings and other comprehensive income as follows, assuming that all other variables remained constant:

		For the year ended December 29, 2024
(in U.S. $ millions)	CAD	GBP	EUR	AUD	MXN	CNY	BDT

Impact on earnings before income taxes	$(1.0)	$—	$(0.8)	$(0.2)	$(0.4)	$(0.1)	$—
Impact on other comprehensive (loss) income before income taxes	(1.3)	1.3	1.8	0.2	0.4	—	—

Disclosure of fair value measurement of liabilities [text block]
The following tables present a maturity analysis based on contractual maturity date of the Company's financial liabilities. All commitments have been reflected in the consolidated statements of financial position except for purchase obligations, as well as minimum royalty payments, which are included in the table of contractual obligations below. The amounts are the contractual undiscounted cash flows.

Carrying		Contractual	Less than	Between 1	Between 4	More than
(in $ millions)	amount	cash flows	1 year	and 3 years	and 5 years	5 years

Accounts payable and accrued liabilities	$490.1	$490.1	$490.1	$—	$—	$—
Long-term debt	1,535.9	1,535.9	300.0	450.0	647.1	138.8
Purchase and other obligations	—	521.0	325.0	130.2	46.3	19.5
Lease obligations	117.4	137.3	25.5	44.8	25.7	41.3
Total contractual obligations	$2,143.4	$2,684.3	$1,140.6	$625.0	$719.1	$199.6

Description of aging of trade accounts receivable balances
The aging of trade accounts receivable balances was as follows as at:

	December 29, 2024	December 31, 2023

Not past due	$524,319	$399,317
Past due 0-30 days	14,782	12,321
Past due 31-60 days	7,081	6,150
Past due 61-120 days	3,361	2,147
Past due over 121 days	3,877	3,728
Trade accounts receivable	553,420	423,663
Less allowance for expected credit losses	(11,061)	(11,165)
Total trade accounts receivable	$542,359	$412,498